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                          INDEMNIFICATION AGREEMENT

     THIS INDEMNIFICATION AGREEMENT, entered into as of this 10th day of May, 1996, among R. Haydn Silleck ("Silleck"), John B. Marvin ("Marvin"), Peter S. Daley ("Daley"), and Jay Lutsky ("Lutsky") (collectively, the "Indemnitors"), Starlight Acquisition, Inc. a Colorado corporation ("Starlight"); and Toucan Mining, Ltd., an Isle of Man company ("Toucan").

                            W I T N E S S E T H :

     A. Starlight and the Toucan shareholders have entered into a certain Share Exchange Agreement (the "Agreement"), dated as of even date herewith, providing for the exchange of all of the shares of Toucan stock for shares of Starlight common stock, upon the terms and conditions therein set forth.

     B. Sections 5.28 and 9(i) of the Agreement contain certain provisions concerning the financial condition of Starlight at the closing of the share exchange (the "Share Exchange") provided for in the Agreement.

     C. A condition to Toucan shareholders' obligation to consummate the Share Exchange is the receipt by Toucan and Starlight of this Indemnification Agreement from Indemnitors.

     D. The Indemnitors are receiving certain warrants to purchase Starlight common stock in consideration for the execution, delivery, and performance of this Indemnification Agreement.

     NOW, THEREFORE, for and in consideration of the premises, Indemnitors hereby covenant and agree with Toucan and Starlight as follows:

     1. Each Indemnitor represents to Toucan and Starlight that to the best of his knowledge, the representation set forth in Section 5.28 of the Agreement is true and the condition set forth in Section 9(i) of the Agreement has been fulfilled.

     2. Each Indemnitor severally indemnifies Toucan and Starlight against, and hold each of them harmless from, any and all losses, costs, liabilities and expenses of such parties of every kind and description, absolute and contingent, which shall be or result from any breach by such Indemnitor of the representation set forth in Paragraph 1 hereof. Payment for sums due hereunder shall be paid by a defaulting Indemnitor to Toucan or Starlight as the case may be, upon demand. The party entitled to payment hereunder shall also be entitled to receive from the defaulting Indemnitor reasonable attorneys' fees for collection of such payment if not paid within thirty (30) days after demand is made and if such party prevails in any claim for any such payment against Indemnitor hereunder.



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     3.   This Indemnification Agreement shall inure to the benefit of Toucan and Starlight, and shall be binding upon Indemnitors and their respective heirs, executors, administrators, successors and assigns.

                              INDEMNITORS:

                              /s/ R. Haydn Silleck
                              -----------------------------------
                              R. Haydn Silleck

                              /s/ John B. Marvin
                              -----------------------------------
                              John B. Marvin

                              /s/ PETER S. DALEY
                              -----------------------------------
                              Peter S. Daley

                              /s/ Jay Lutsky
                              -----------------------------------
                              Jay Lutsky

                              STARLIGHT ACQUISITION, INC.


                              By: /s/ R. Haydn Silleck
                                  -------------------------------
                              Name:  R. Haydn Silleck
                                    -----------------------------
                              Title:   President
                                    -----------------------------


                              TOUCAN MINING, LTD.


                              By:   /s/ R. Haydn Silleck
                                  -------------------------------
                              Name:  R. Haydn Silleck
                                    -----------------------------
                              Title:  President
                                    -----------------------------